UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2022

VONAGE HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-32887	11-3547680
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

23 Main Street Holmdel, NJ	07733
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 528-2600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001	VG	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Terms used but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the definitive proxy statement filed with the U.S. Securities and Exchange Commission on January 10, 2022 (the “Proxy Statement”) by Vonage Holdings Corp. (the “Company”), and such definitions are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

On February 9, 2022, the Company held a virtual special meeting of stockholders (the “Special Meeting”), at which the holders of 185,922,389 shares of Company common stock, par value $0.001 per share (the “Shares” and each, a “Share”) representing 73.18% of the Shares outstanding and entitled to vote as of the Special Meeting record date of January 5, 2022 (the “Record Date”), were present at the Special Meeting via the virtual meeting website or represented by proxy. A summary of the final voting results for the following proposals, each of which is described in detail in the Proxy Statement and first mailed to the Company’s stockholders on or about January 10, 2022, is set forth below:

Proposal 1: Adoption of the Merger Agreement

As previously reported, on November 22, 2021, the Company entered into an Agreement and Plan of Merger with Telefonaktiebolaget LM Ericsson (publ), an entity organized and existing under the laws of Sweden (“Parent”), and Ericsson Muon Holding Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Parent (“Merger Sub”) (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation of the Merger and an indirect wholly owned subsidiary of Parent.

At the Special Meeting, the proposal to adopt the Merger Agreement was approved, having received “for” votes from holders of a majority of the outstanding Shares entitled to vote on the proposal. The final votes on Proposal 1 were as follows:

FOR	AGAINST	ABSTENTIONS
185,482,781	108,021	331,587

Proposal 2: Non-Binding Compensation Advisory Proposal

At the Special Meeting, the Company’s stockholders voted upon and approved the proposal to approve, by a non-binding advisory vote, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise related to the Merger contemplated by the Merger Agreement. The non-binding Merger-related compensation proposal was approved, having received “for” votes from holders of a majority of Shares present at the Special Meeting, whether via the virtual meeting website or represented by proxy, entitled to vote on such proposal. The final votes on Proposal 2 were as follows:

FOR	AGAINST	ABSTENTIONS
155,078,620	21,149,066	9,694,703

Proposal 3: Authority to Adjourn the Special Meeting

Because stockholders holding at least a majority of the Shares outstanding and entitled to vote at the close of business on the Record Date approved the proposal to adopt the Merger Agreement, the vote was not called on the proposal to adjourn the Special Meeting to a later date or time if necessary or appropriate, including to solicit additional proxies in favor of Proposal 1 if there had been insufficient votes at the time of the Special Meeting to adopt the Merger Agreement.

Item 8.01	Other Events.

The closing of the Merger remains subject to CFIUS Clearance (as defined in the Merger Agreement and the process for which is described in the definitive proxy statement filed by the Company with the U.S. Securities and Exchange Commission on January 10, 2022). All other requisite foreign and U.S. regulatory requirements for closing of the Merger, including as relates to the Hart-Scott-Rodino (HSR) Act, have been satisfied. The parties continue to expect the closing of the Merger to occur in the first half of 2022.

Forward-Looking Statements

This communication contains forward-looking statements, including statements regarding the effects of the proposed acquisition of the Company by Parent, that constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. In addition, other statements in this communication that are not historical facts or information may be forward-looking statements. The forward-looking statements in this communication are based on information available at the time the statements are made and/or management’s belief as of that time with respect to future events and involve risks and uncertainties that could cause actual results and outcomes to be materially different. Important factors that could cause such differences include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed merger due to the failure to satisfy conditions to completion of the proposed merger; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; the effect of the announcement of the proposed merger on the Company’s relationships with its customers, operating results and business generally; the risk that the proposed merger will not be consummated in a timely manner; the impact of the COVID-19 pandemic; the competition we face; the expansion of competition in the cloud communications market; risks related to the acquisition or integration of businesses we have acquired; our ability to adapt to rapid changes in the cloud communications market; the nascent state of the cloud communications for business market; our ability to retain customers and attract new customers cost-effectively; developing and maintaining market awareness and a strong brand; developing and maintaining effective distribution channels; security breaches and other compromises of information security; risks associated with sales of our services to medium-sized and enterprise customers; our reliance on third-party hardware and software; our dependence on third-party vendors; system disruptions or flaws in our technology and systems; our ability to comply with data privacy and related regulatory matters; our ability to scale our business and grow efficiently; the impact of fluctuations in economic conditions, particularly on our small and medium business customers; the effects of significant foreign currency fluctuations; our ability to obtain or maintain relevant intellectual property licenses or to protect our trademarks and internally developed software; fraudulent use of our name or services; restrictions in our debt agreements that may limit our operating flexibility; our ability to obtain additional financing if required; retaining senior executives and other key employees; intellectual property and other litigation that have been and may be brought against us; rapid developments in global API regulation and uncertainties relating to regulation of VoIP services; risks associated with legislative, regulatory or judicial actions regarding our business products; reliance on third parties for our 911 services; liability under anti-corruption laws or from governmental export controls or economic sanctions; actions of activist shareholders; risks associated with the taxation of our business; governmental regulation and taxes in our international operations; our history of net losses and ability to achieve consistent profitability in the future; our ability to fully realize the benefits of our net operating loss carry-forwards if an ownership change occurs; risks associated with the settlement and conditional conversion of our Convertible Senior Notes; potential effects the capped call transactions may have on our stock in connection with our Convertible Senior Notes; certain provisions of our charter documents; and other factors that are set forth in the “Risk Factors” in our Annual Report on Form 10-K and in the Company’s Quarterly Reports on Form 10-Q filed with the SEC. While the Company may elect to update forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so except as required by law, and therefore, you should not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to today.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 10, 2022		VONAGE HOLDINGS CORP.

	By:	/s/ Randy K. Rutherford
		Name:	Randy K. Rutherford
		Title:	Chief Legal Officer and Secretary